UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2026

CONSTELLATION ACQUISITION CORP I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39945	98-1574835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 Avenue of the Americas 10th Floor New York, NY	10104
(Address of principal executive offices)	(Zip Code)

(212) 983-1602

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CSTAF	OTCID Basic Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CSTWF	OTCID Basic Market
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CSTUF	OTCID Basic Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously announced on September 16, 2026 by HiTech Minerals Inc. (“HiTech”) and Constellation Acquisition Corp I (“CSTA”), Ian Rodger, Chief Executive Officer of HiTech and incoming Chief Executive Officer of US Elemental Inc. (the “PubCo”), participated on September 23, 2026 in the Water Tower Research Insights Conference and discussed the proposed business combination between CSTA, HiTech and PubCo (the “Business Combination”) and anticipated listing of PubCo on Nasdaq. A transcript of the discussion with Water Tower Research is filed as Exhibit 99.1 of this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

Cautionary Note Regarding Forward Looking Statements

Certain statements included in this Current Report, including the transcript, are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to (1) statements regarding estimates and forecasts of financial, performance and operational metrics, projections of market opportunity, anticipated size of the lithium resources, expected support from Jindalee Lithium Limited (“Jindalee”), expected NPV or post-tax IRR, and planned production per year; (2) references with respect to the anticipated benefits of the Business Combination and the projected future financial and operational performance of PubCo following the Business Combination, which may be affected by, among other things, competition, the ability of PubCo to grow and manage growth profitably, maintain relationships and retain its management and key employees; (3) the sources and uses of cash of the Business Combination; (4) the anticipated capitalization and enterprise value of PubCo following the consummation of the Business Combination; (5) statements regarding PubCo’s operations following the Business Combination; (6) the amount of redemption requests made by CSTA’s public shareholders; (7) current and future potential commercial relationships; (8) plans, intentions or future operations of PubCo or HiTech, including relating to the finalization, completion of any studies, feasibility studies or other assessments or relating to attainment, retention or renewal of any assessments, permits, licenses or other governmental notices or approvals, or the commencement or continuation of any construction or operations of plants or facilities; (9) the ability of PubCo or CSTA to issue equity or equity-linked securities in the future or raise additional capital in a PIPE financing; (10) the outcome of any legal proceedings that may be instituted against Contracting Parties (as defined below); (11) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (12) the ability to meet stock exchange listing standards following the Business Combination; (13) the risk that the Business Combination disrupts current plans and operations of CSTA, PubCo or HiTech; (14) the availability of federal, state or local government support, and risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; and (15) expectations related to the terms and timing of the Business Combination and the ability of the parties to successfully consummate the Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report, including the transcript filed as an exhibit thereto, and on the current expectations of the Contracting Parties’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Contracting Parties. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in those set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CSTA’s Annual Report on Form 10-K for the year ended December 31, 2025, the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Registration Statement and in those other documents that CSTA has filed, or that PubCo and CSTA will file, with the U.S. Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that none of the Contracting Parties presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect relevant Contracting Parties’ expectations, plans or forecasts of future events and views as of the date of this Current Report. Each of the Contracting Parties anticipates that subsequent events and developments will cause those assessments to change. However, while the Contracting Parties may elect to update these forward-looking statements at some point in the future, each of the Contracting Parties specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing any of the Contracting Parties’ assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information And Where To Find It

In connection with the Business Combination, CSTA, Jindalee, PubCo and HiTech (together, the “Contracting Parties”) are preparing a Registration Statement on Form S-4 (the “Registration Statement”) filed with the SEC by PubCo and HiTech, which includes a proxy statement to be distributed to CSTA’s shareholders in connection with CSTA’s solicitation for proxies for the vote by CSTA’s shareholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities of PubCo or CSTA in connection with the completion of the Business Combination. After the Registration Statement has been filed and declared effective, CSTA will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the Business Combination. CSTA’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto, and the definitive proxy statement/prospectus, in connection with CSTA’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Contracting Parties and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by CSTA and PubCo, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Constellation Acquisition Corp I, 1290 Avenue of the Americas, New York, NY 10104.

This Current Report and its exhibit is not a substitute for the Registration Statement or for any other document that CSTA and/or PubCo may file with the SEC in connection with the Business Combination.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

CSTA, Jindalee and PubCo and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of CSTA’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding CSTA’s directors and executive officers in CSTA’s filings with the SEC, including the Registration Statement and the other documents filed by CSTA or PubCo with the SEC from time to time. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CSTA’s shareholders in connection with the Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of CSTA’s shareholders generally, are set forth in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. Free copies of any documents described in the foregoing may be obtained as described under “Additional Information And Where To Find It.”

No Offer and Non-Solicitation

This Current Report and its exhibit does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report and its exhibit does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Transcript of Water Tower Research Insights Conference Fireside Discussion on September 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2026

CONSTELLATION ACQUISITION CORP I

By:	/s/ Chandra R. Patel
Name:	Chandra R. Patel
Title:	Chief Executive Officer

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